Broadcom Reports First Quarter 2015 Results
IRVINE, Calif. – April 21, 2015 –

First Quarter 2015 Results	GAAP	Non-GAAP
Net revenue	$2.06 billion
Net income per share	$.34	$.64
	(including $.23 of impairment charges)	($.04 better than First Call consensus)

Broadcom Corporation (NASDAQ: BRCM), a global innovation leader in semiconductor solutions for wired and wireless communications, today reported unaudited financial results for its first quarter ended March 31, 2015.

“Broadcom delivered better-than-expected results in the March quarter driven by strength in the high-end smartphone and broadband access markets,” said Scott McGregor, Broadcom’s President and Chief Executive Officer. “Looking to the June quarter, we see operating performance continuing to strengthen on tight operating expense discipline and strong margins, consistent with our objective of driving profitable growth.”

Net revenue for the first quarter of 2015 was $2.06 billion. This represents a decrease of 4.0% compared with the $2.14 billion reported for the fourth quarter of 2014 and an increase of 3.7% compared with the $1.98 billion reported for the first quarter of 2014. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the first quarter of 2015 was $209 million, or $0.34 per share (diluted), compared with GAAP net income of $390 million, or $0.64 per share (diluted), for the fourth quarter of 2014 and GAAP net income of $165 million, or $0.28 per share (diluted), for the first quarter of 2014.

GAAP net income for the first quarter of 2015 included impairment charges for long-lived assets of $143 million, or $0.23 per share. GAAP net income for the fourth quarter of 2014 included charges for restructuring and the impairment of long-lived assets, primarily related to Broadcom's decision to exit from its cellular baseband business, of $30 million, or $0.05 per share. GAAP net income for the first quarter of 2014 included impairment charges for long-lived assets of $25 million, or $0.04 per share, and a net gain on sale of assets $52 million, or $0.09 per share.

In addition to GAAP results, Broadcom reports adjusted net income and adjusted net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP diluted net income per share.” A discussion of Broadcom’s use of these and other non-GAAP financial measures is set forth below. Reconciliations of GAAP to non-GAAP financial measures for the three months ended March 31, 2015, December 31, 2014 and March 31, 2014 appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments.”

Non-GAAP net income for the first quarter of 2015 was $390 million, or $0.64 per share (diluted), compared with non-GAAP net income of $463 million, or $0.76 per share (diluted), for the fourth quarter of 2014 and non-GAAP net income of $197 million, or $0.33 per share (diluted), for the first quarter of 2014.
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its first quarter 2015 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The conference call will be broadcast via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission (SEC) Regulation G relating to the conference call, please visit the Investors section of the Broadcom website at www.broadcom.com/

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investors. The webcast will be recorded and available for replay until 11:59 p.m. Pacific Time on Thursday, May 21, 2015.
The financial results included in this release are unaudited. The audited financial statements of the company for the year ended December 31, 2014 are included in Broadcom’s Annual Report on Form 10-K, filed with the SEC on January 29, 2015.
About Broadcom
Broadcom Corporation (NASDAQ: BRCM), a FORTUNE 500® company, is a global leader and innovator in semiconductor solutions for wired and wireless communications. Broadcom® products seamlessly deliver voice, video, data and multimedia connectivity in the home, office and mobile environments. With one of the industry’s broadest portfolio of state-of-the-art system-on-a-chip solutions, Broadcom is changing the world by Connecting everything®. For more information, go to www.broadcom.com.
Note Regarding Use of Non-GAAP Financial Measures
Broadcom reports the following measures in accordance with GAAP and on a non-GAAP basis: (i) cost of revenue, (ii) gross profit, (iii) gross margin, (iv) net income (loss), and (v) diluted net income (loss) per share (EPS). Broadcom's non-GAAP cost of revenue, non-GAAP gross profit, and non-GAAP gross margin excludes certain charges related to acquisitions and certain inventory charges relating to its decision to exit the cellular baseband business. Acquisition-related charges include the amortization of purchased intangible assets and the amortization of acquired inventory valuation step-up. In addition to the exclusions noted above, Broadcom's non-GAAP net income and diluted net income per share also exclude impairment of long-lived assets, settlement costs (gains), restructuring costs (reversals), charitable contributions, gain on sale of assets, gains (losses) on strategic investments, other charges (gains), tax benefits resulting from reductions in U.S. valuation allowance on certain deferred tax assets due to the recording of net deferred tax liabilities for identifiable intangible assets under purchase accounting, and tax benefits resulting from the reduction of certain foreign deferred tax liabilities due to the impairment of long-lived assets. Reconciliations of GAAP to non-GAAP financial measures for the three months ended March 31, 2015, December 31, 2014 and March 31, 2014, respectively, appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments.” Some totals or amounts may not add or conform to prior period presentations due to rounding.

Broadcom believes that the presentation of these non-GAAP measures provides important supplemental information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Broadcom’s management believes that the use of these non-GAAP financial measures provides consistency and comparability among and between results from prior periods or forecasts and future prospects, and also facilitates comparisons with other companies in its industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. Broadcom’s management has historically used these non-GAAP financial measures when evaluating operating performance, because they believe that the inclusion or exclusion of the items described above provides insight into core operating results, the ability to generate cash and underlying business trends affecting performance. Broadcom has chosen to provide this information to investors to enable them to perform additional analysis of past, present and future operating performance and as a supplemental means to evaluate ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

For additional information on the items excluded by Broadcom from one or more of its non-GAAP financial measures, refer to the Form 8-K regarding this release furnished today to the SEC.
Cautions Regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Broadcom's current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Broadcom, all of which are

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subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, product gross margin and operating expenses for the second quarter of 2015 (on both a GAAP and non-GAAP basis). These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause Broadcom's actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to the following:

•	Broadcom's quarterly operating results may fluctuate significantly.

•	Broadcom depends on a few significant customers for a substantial portion of its revenue.

•	Broadcom may fail to appropriately adjust its operations in response to changes in its strategy or market demand.

•	Broadcom faces intense competition.

•	Broadcom manufactures and sells complex products and may be unable to successfully develop and introduce new products.

•	Broadcom is exposed to risks associated with its international operations.

•	Broadcom's operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets it addresses.

•	Broadcom may be unable to attract, retain or motivate key personnel.

•	Broadcom's stock price is highly volatile.

•	Broadcom's business is subject to potential tax liabilities.

•	Broadcom may be required to defend against alleged infringement of intellectual property rights of others and/or may be unable to adequately protect or enforce its own intellectual property rights.

•	Broadcom faces risks associated with its acquisition strategy.

•	Broadcom is subject to order and shipment uncertainties.

•	Broadcom depends on third parties to fabricate, assemble and test its products.

•	Broadcom's systems are subject to security breaches and other cybersecurity incidents.

•	Government regulation may adversely affect Broadcom's business.

•	Broadcom's future ability to return capital to shareholders in the form of dividends or share repurchases may be impacted by the availability of U.S. cash.

•	Broadcom's articles of incorporation and bylaws contain anti-takeover provisions.

•	Broadcom's co-founders and their affiliates may strongly influence the outcome of matters that require the approval of Broadcom's shareholders.

Broadcom's Annual Report on Form 10-K for the year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect Broadcom's business, results of operations and financial condition. The forward-looking statements used in this release and the related conference call for analysts and investors speak only as of the date they are made. Broadcom undertakes no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

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BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Income
(In millions, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014
Net revenue	$2,058	$2,143	$1,984
Cost of revenue	972	1,012	1,004
Gross profit	1,086	1,131	980
Operating expenses:
Research and development	539	530	636
Selling, general and administrative	177	173	185
Amortization of purchased intangible assets	1	3	9
Impairments of long-lived assets	143	14	25
Restructuring costs, net	7	16	5
Settlement costs (gains)	—	(4)	2
Other gains, net	(4)	—	(52)
Total operating expenses	863	732	810
Income from operations	223	399	170
Interest expense, net	(5)	(9)	(5)
Other income, net	—	5	3
Income before income taxes	218	395	168
Provision for income taxes	9	5	3
Net income	$209	$390	$165
Net income per share (basic)	$0.35	$0.65	$0.28
Net income per share (diluted)	$0.34	$0.64	$0.28
Weighted average shares (basic)	600	596	584
Weighted average shares (diluted)	613	610	590
Dividends per share	$0.14	$0.12	$0.12

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014
Operating activities
Net income	$209	$390	$165
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	39	37	52
Stock-based compensation expense	90	97	120
Acquisition-related items:
Amortization of purchased intangible assets	37	45	59
Impairments of long-lived assets	143	14	25
Loss (gain) on sale of assets and other	3	3	(49)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(12)	134	61
Inventory	(99)	93	(5)
Prepaid expenses and other assets	(65)	7	4
Accounts payable	(58)	(176)	(8)
Deferred revenue	(6)	(11)	115
Other accrued and long-term liabilities	(306)	—	67
Net cash provided by (used in) operating activities *	(25)	633	606
Investing activities
Net purchases of property and equipment	(156)	(48)	(78)
Net cash paid for acquired companies	—	(5)	—
Proceeds from sale (purchases) of certain assets and other	(15)	2	90
Purchases of marketable securities	(937)	(2,003)	(477)
Proceeds from sales and maturities of marketable securities	579	1,724	503
Net cash provided by (used in) investing activities	(529)	(330)	38
Financing activities
Repurchases of Class A common stock	(335)	(104)	—
Dividends paid	(84)	(72)	(70)
Proceeds from issuance of common stock	148	198	54
Minimum tax withholding paid on behalf of employees for restricted stock units	(43)	(34)	(31)
Net cash used in financing activities	(314)	(12)	(47)
Increase (decrease) in cash and cash equivalents	(868)	291	597
Cash and cash equivalents at beginning of period	2,545	2,254	1,657
Cash and cash equivalents at end of period	$1,677	$2,545	$2,254

* Net cash used in operating activities reflects additional build of inventory and early payments of certain liabilities to ensure business continuity during the Company's transition to a new enterprise resource planning system in April 2015.  For further discussion, please see the Company's quarterly report on Form 10-Q for the three months ended March 31, 2015, when it is filed.

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In millions)

	March 31, 2015	December 31, 2014
ASSETS

Current assets:
Cash and cash equivalents	$1,677	$2,545
Short-term marketable securities	1,274	1,061
Accounts receivable, net	821	804
Inventory	630	531
Prepaid expenses and other current assets	154	131
Total current assets	4,556	5,072
Property and equipment, net	620	516
Long-term marketable securities	2,533	2,383
Goodwill	3,695	3,710
Purchased intangible assets, net	490	664
Other assets	168	126
Total assets	$12,062	$12,471

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$431	$503
Wages and related benefits	172	220
Deferred revenue and income	37	36
Accrued liabilities	565	791
Total current liabilities	1,205	1,550
Long-term debt	1,593	1,593
Other long-term liabilities	262	277
Commitments and contingencies
Shareholders' equity	9,002	9,051
Total liabilities and shareholders’ equity	$12,062	$12,471

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
	March 31, 2015	December 31, 2014
Cash and cash equivalents	$1,677	$2,545
Short-term marketable securities	1,274	1,061
Long-term marketable securities	2,533	2,383
Total cash, cash equivalents and marketable securities	$5,484	$5,989
Decrease from prior year end	$(505)

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BROADCOM CORPORATION
Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments
(In millions)

	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014

Net revenue	$2,058	$2,143	$1,984
GAAP cost of revenue	972	1,012	1,004
GAAP gross profit	$1,086	$1,131	$980
GAAP gross margin	52.8%	52.8%	49.4%

GAAP cost of revenue	$972	$1,012	$1,004
Adjustments:
Amortization of purchased intangible assets	(36)	(42)	(50)
Inventory charges related to the exit of the cellular baseband business	2	—	—
Non-GAAP cost of revenue	$938	$970	$954

Net revenue	$2,058	$2,143	$1,984
Non-GAAP cost of revenue	938	970	954
Non-GAAP gross profit	$1,120	$1,173	$1,030
Non-GAAP gross margin	54.4%	54.7%	51.9%

GAAP net income	$209	$390	$165
Adjustments:
Amortization of purchased intangible assets	37	45	59
Inventory charges related to the exit of the cellular baseband business	(2)	—	—
Impairment of long-lived assets	143	14	25
Settlement costs (gains)	—	(4)	2
Other gains, net	(4)	—	(52)
Restructuring costs, net	7	16	5
Other expense (income), net	—	3	(2)
Certain income tax benefit	—	(1)	(5)
Total GAAP to Non-GAAP adjustments	181	73	32
Non-GAAP net income	$390	$463	$197

Shares used in calculation - diluted (GAAP and Non-GAAP)	613	610	590

GAAP diluted net income per share	$0.34	$0.64	$0.28
Non-GAAP diluted net income per share	$0.64	$0.76	$0.33

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BROADCOM CORPORATION
Guidance for the Three Months Ending June 30, 2015

Three Months Ending
June 30, 2015
Net revenue	~$2.10 billion +/- $75 million

Gross margin (GAAP)	54.5% +/- 75 basis points
Gross margin (Non-GAAP)	56.0% +/- 75 basis points

Research & development, and selling, general & administrative expenses	Down ~$15 million +/- $10 million from Q1'15
Broadcom has based the preceding guidance for the three months ending June 30, 2015 on expectations, assumptions and estimates that it believes are reasonable given its assessment of historical trends and other information reasonably available as of April 21, 2015. Broadcom's guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond Broadcom's control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance provided today. The non-GAAP guidance presented above is consistent with the presentation of non-GAAP results included elsewhere herein.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions Regarding Forward-Looking Statements” above, Broadcom's Annual Report on Form 10-K for the year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and Broadcom's other SEC filings.  Broadcom undertakes no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.

Corporate Communications	Investor Relations
Karen Kahn	T. Peter Andrew	Sameer Desai
Vice President, Corporate Communications	Vice President, Treasury and Investor Relations	Director, Investor Relations
415-297-5035	949-926-6932	949-926-4425
kkahn@broadcom.com	andrewtp@broadcom.com	sameerd@broadcom.com

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